UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 23, 2010
EMULEX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31353 (Commission File Number)	51-0300558 (IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) At the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (“Emulex” or the “Company”) held on November 23, 2010, the Company’s stockholders, upon the recommendation of the Board of Directors, (i) ratified and approved the Emulex Corporation 2005 Equity Incentive Plan, as amended (the “2005 Plan”). Among other things, the amendments to the 2005 Plan increased the number of shares available for issuance thereunder by 2,000,000 shares, and (ii) ratified and approved an amendment to the Emulex Corporation Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares available for issuance thereunder by 1,500,000.
     A brief summary of the 2005 Plan, as amended, was included as part of Proposal No. 2 contained on pages 19-27 of the Company’s proxy statement on Schedule 14A for its 2010 Annual Meeting of stockholders (the “Proxy Statement”), as filed with the Securities and Exchange Commission on October 12, 2010, and is incorporated herein. A brief summary of the Purchase Plan, as amended, was included as part of Proposal No. 3 contained on pages 28-32 of the Proxy Statement, and is incorporated herein. The information regarding the 2005 Plan and the Purchase Plan contained herein is qualified in its entirety by reference to the actual terms of the 2005 Plan and the Purchase Plan, each as amended, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The 2010 Annual Meeting of Stockholders ofthe Company, was held on November 23, 2010. At the meeting, the stockholders of the Company (a) elected each of the eight director nominees proposed by the Board of Directors of the Company, (b) approved and ratified each other matter submitted for a stockholder vote at the meeting and described below.
Proposal No. 1 — Election of Directors.

Director Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Fred B. Cox	57,681,876	3,443,247	6,813,661
Michael P. Downey	57,598,795	3,526,328	6,813,661
Bruce C. Edwards	36,792,837	24,332,286	6,813,661
Paul F. Folino	57,640,256	3,484,867	6,813,661
Robert H. Goon	57,592,245	3,532,878	6,813,661
Don M. Lyle	36,842,994	24,282,129	6,813,661
James M. McCluney	57,935,268	3,189,855	6,813,661
Dean A. Yoost	58,779,121	2,346,002	6,813,661
Proposal No. 2 — Ratify and Approve Emulex’s Amended and Restated 2005 Equity Incentive Plan, Including an Amendment to Increase the Number of Shares of Common Stock Reserved for Issuance Thereunder by 2,000,000 Shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
51,734,948	9,171,112	219,063	6,813,661
Proposal No. 3 — Ratify and Approve an Amendment to Emulex’s Employee Stock Purchase Plan to Increase the Number of Shares of Common Stock Reserved for Issuance Thereunder by 1,500,000 Shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
60,227,403	755,655	142,065	6,813,661
Proposal No. 4 — Ratify the Selection of KPMG LLP as Emulex’s Independent Registered Public Accounting Firm for Fiscal 2011.

Votes For	Votes Against	Abstain	Broker Non-Votes
67,514,095	360,528	64,161	—

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
10.1
Emulex Corporation 2005 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 12, 2010 with respect to the 2010 Annual Meeting of stockholders)

10.2
Emulex Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 12, 2010 with respect to the 2010 Annual Meeting of stockholders)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
   Date: November 24, 2010

EMULEX CORPORATION
By:	/s/ MICHAEL J. ROCKENBACH
Michael J. Rockenbach
Executive Vice President and Chief Financial Officer